Exhibit 10.2.5

        Agreement as to Loans and Advances and Security therefor

To the

        BANK OF MONTREAL:

        In consideration of the loan(s) or advance(s) being made and/or to be made hereafter by the BANK OF MONTREAL (hereinafter called "the Bank") to the undersigned (hereinafter called "the Customer") the Customer agrees with the Bank as follows:

        1.     All security now or at any time hereafter held by the Bank for the payment of any debt or liability of the Customer (the said security being hereinafter called "the security"), including, without limiting the generality of the foregoing, security by way of warehouse receipt or bill of lading or under Section 427 of the Bank Act, together with all property covered by or comprised in the security (the said property being hereinafter called "the property"), and all proceeds of the security and of the property, shall be continuing collateral security for the payment of such debt or liability and also for the payment of interest thereon and of all costs, charges and expenses of or incurred by the Bank in connection therewith, including solicitor and his own client legal costs, whether in protecting, preserving, possessing, preparing for disposition, disposing of, realizing or collecting the security or the property or attempting so to do or otherwise, and interest thereon at the rate and calculated in the manner agreed upon by the Customer and the Bank, all of which the Customer agrees to pay to the Bank.

        2.     The Customer shall keep the property insured to its full insurable value against loss or damage by fire, and, if requested by the Bank, against loss or damage from any other cause, with insurers approved by the Bank, and shall assign to the Bank the policies evidencing such insurance or all claims thereunder and/or have the loss made payable to the Bank as the Bank may require and shall deliver the policies to the Bank, and in the event of failure so to do the Bank may but shall not be bound to effect such insurance on the property as it sees fit and the Customer will on demand repay to the Bank the amount of any premiums paid by it with interest thereon at the rate and calculated in the manner agreed upon by the Customer and the Bank.

        3.     If the Bank surrenders to the Customer the security or the property or any part of either of them, the Customer shall receive the same in trust for and on behalf of the Bank and from time to time shall deal therewith as the Bank may direct and, at the request of the Bank, shall give to the Bank security on the property so surrendered, or covered by the security so surrendered, to the satisfaction of the Bank.

        4.     Until default by the Customer in payment of all or any part of the indebtedness and liability of the Customer to the Bank, or until notice by the Bank to the Customer to cease so doing, the Customer may sell such property from time to time in the ordinary course of business and remove the same for the purpose of delivery to purchasers thereof. The proceeds of all sales by the Customer of the property or any part thereof, including, without limiting the generality of the foregoing, cash, debts arising from such sales or otherwise, evidences of title, instruments, documents and securities, which the Customer may receive or be entitled to receive in respect thereof, are hereby assigned to the Bank and shall be paid or transferred to the Bank forthwith, and until so paid or transferred shall be held by the Customer in trust for the Bank. Execution by the Customer and acceptance by the Bank of an assignment of book debts or any additional assignment of any of such proceeds shall be deemed to be in furtherance hereof and not an acknowledgement by the Bank of any right or title on the part of the Customer to such book debts or proceeds.

        5.     The Customer shall at all times duly and seasonably pay and discharge all claims whatsoever in any way secured by or constituting a charge upon the property or any part thereof and particularly, but without limiting the generality of the foregoing, all wages, salaries and other remuneration of all employees employed by the Customer in connection with the business or farm of the Customer in respect of which any property covered by the security is held or acquired by the Customer, and shall from time to time at the request of the Bank exhibit to the Bank evidence of such payment and discharge and obtain and deliver to the Bank such waivers or releases as the Bank may deem necessary to secure to the Bank the priority of its rights in the property.

        6.     The Customer shall from time to time on demand and to the satisfaction of the Bank deliver to the Bank additional security, and in the event of failure by the Customer so to do or to make due payment to the Bank of any debt or liability or part thereof or to observe any provision of this agreement, the Bank may in its discretion cease or refrain from making loans or advances to the Customer whether under any credit extended by the Bank or otherwise, and all debts and liabilities of the Customer to the Bank shall at the option of the Bank be payable forthwith and without any demand, and the Bank is hereby authorized from time to time to sell at public or private sale or otherwise realize upon the security or any part thereof and all or any of the property whenever and wherever and for such price in money or other consideration and in such manner and upon such terms and conditions as the Bank deems best, the whole without advertisement or notice to the Customer or others and to deal with the proceeds as in this agreement provided or as otherwise agreed, without prejudice to its claim for any deficiency and free from any right of redemption on the part of the Customer which is hereby waived and released, the Customer expressly waiving all and every formality prescribed by custom or by law in relation to any such sale or other realization.

        7.     The Bank may from time to time, enter upon or into and occupy and use, enjoy and exercise free of charge and to the exclusion of all others, including the Customer, any and all premises and property (real and personal, immovable and movable) and rights, powers and privileges of or used, enjoyed or exercised by the Customer in connection with the property or any part thereof or in or upon which the same may be (not being the premises of a warehouseman or carrier) until the property shall be fully realized upon, and may from time to time appoint a receiver, receiver-manager or agent to act for the Customer, for whose acts the Customer alone shall be responsible, and the Customer shall have no power to revoke such appointment or determine such agency. Such receiver, receiver-manager or agent shall have and may exercise all the powers, rights and discretions granted to the Bank by this agreement and the Bank and any such receiver, receiver-manager or agent shall have the right from time to time in the name of the Customer to exercise any and all of the Customer's rights, powers and privileges of every kind and to do all acts and things which the Customer could do if acting, for the purpose of completing, selling, shipping or otherwise dealing with the property in such manner as the Bank may deem best for the purpose of realizing upon the security.

        8.     Any promissory note or bill of exchange received by the Bank together with any securities or documents attached thereto or received therewith shall be subject to the terms of this agreement and the Bank and holders for the time being of any such bill or note may at any time before or after its maturity and whether or not it has been dishonoured accept payment and deliver the securities or documents or accept partial payment from time to time and thereupon release part of the securities or of the property covered by the documents or any of them.

        9.     The Bank may from time to time apply

  (a)
  all payments which it receives,

  (b)
  the proceeds of sales by the Customer of the property or any part thereof, and

  (c)
  the proceeds of realization of any part of the security or of the property which are applicable generally to the debts and liabilities of the Customer to the Bank,

against, or as the Bank deems best, hold the same with all the powers, rights and discretions conferred on it by this agreement or otherwise, as continuing collateral security for the fulfilment of any or all obligations, present or future, direct or indirect, absolute or contingent, matured or not, of the Customer to the Bank whether arising from agreement or dealings between the Bank and the Customer or from any agreement or dealings with any third person by which the Bank may be or become in any manner whatsoever a creditor of the Customer or however otherwise arising and whether the Customer be bound alone or with another or others and whether as principal or surety, and any such application by the Bank may, in whole or in part, be changed by the Bank from time to time as it deems best.

        The proceeds of realization of any part of the security or of the property which are applicable only to part of the debts and liabilities of the Customer to the Bank shall first be applied to such part of the debts and liabilities, and any surplus remaining after payment of such part may from time to time be held or applied by the Bank for the purposes set out in and in accordance with the preceding paragraph of this Clause 9.

        10.   The Bank may release, compromise, settle and adjust any claim, dispute or difference which may arise in respect of the security or of the property or the proceeds of either of them and may grant extensions of time and indulgences. The Bank may use any Clearing Houses established by The Canadian Bankers' Association and in all dealings with the Customer's accounts and with instruments may act pursuant to the rules and regulations under which such Clearing Houses are operated.

        11.   The Customer shall from time to time execute, draw, endorse and deliver all such instruments and documents and do all such acts and things as the Bank may deem necessary or desirable for the purpose of perfecting the title of the Bank to the security of the property or the proceeds of either of them or of carrying into effect any or all of the provisions of this agreement or of securing the fulfilment of such obligations as aforesaid of the Customer to the Bank. The Customer hereby appoints the Bank and its Vice-Presidents, Inspectors, Managers and persons for the time being acting as managers of branches of the Bank where an account of the Customer may be kept and any person or persons from time to time named by the Bank for the purposes hereinafter mentioned, and any one of them acting alone, the Attorneys and Attorney of the Customer with full power of substitution from time to time for and in the name of the Customer to do whatsoever the said Attorneys or Attorney may deem expedient for the purpose of carrying into effect any or all of the provisions of this agreement, and this appointment being made in consideration of a loan or loans, advance or advances, by the Bank to the Customer shall be irrevocable and shall be of full force and effect whenever and so often as any loan or advance by the Bank to the Customer is unpaid or any such obligation as aforesaid to the Bank is unfulfilled and notwithstanding any occurrence or event which would otherwise terminate such agency. Every power, right and discretion vested by law in the Bank or conferred upon it by this agreement may be exercised on its behalf by the said officers or acting officers of the Bank or any person from time to time named by the Bank for such purpose, and any one of them acting alone.

        12.   The Bank shall not be responsible for any failure to exercise or enforce or for any delay in the exercise or enforcement of any powers, rights or discretions of the Bank, including the failure to take steps to preserve rights against other persons nor for any act, default or misconduct of any agent, officer, employee or servant of the Bank and the Bank shall be accountable only for such moneys as it shall actually receive. The Bank shall not be responsible for any loss or damage to the property while in the possession of the Bank, a receiver or a sheriff, whether due to the negligence or other default of any of them or otherwise, and specifically the Bank shall not be obligated to preserve, repair, process, or prepare for disposition any of the property.

        13.   Any notice to or demand upon the Customer shall be sufficiently given if despatched by post addressed to the Customer at the address of the Customer as shown by the books kept in relation to the account of the Customer at the branch of the Bank from which notice or demand is despatched and shall be deemed to have been received by the Customer at the time when in the ordinary course of post it would be expected to reach the said address.

        14.   The benefit of all rules of law or equity and compliance with any statutory provisions now or hereafter in force inconsistent with any of the provisions of this agreement are hereby waived by the Customer.

        15.   The provisions hereof shall be in addition to all other remedies of the Bank existing in law and to all rights under agreements heretofore given and no sale or delivery by the customer of the property or any part thereof shall prejudice or affect the rights however arising of the Bank in or with respect to property so sold or delivered, and this shall be a continuing agreement and all its provisions shall extend to all loans and advances to the Customer by the Bank and all obligations of the Customer to the Bank at any time outstanding and to the security and the property as they may exist from time to time and all proceeds thereof; and every loan and advance heretofore, now or hereafter made shall be deemed to have been made upon the agreements herein contained.

        16.   This agreement shall be binding upon and enure to the benefit of the Customer and the Bank and the heirs, executors and administrators or successors and assigns, as the case may be, of each of them.

SIGNED AND SEALED AT Montreal, this 8th day of August, 2002.
Jeux Hexacto inc.
(Signed) Alexandre Taillefer

Note—if executed by a company with a Corporate Seal, the Corporate Seal should be affixed.